UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Investment Grade Income Fund Inc.

Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,
New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report
December 31, 2024

WESTERN ASSET
INVESTMENT GRADE INCOME FUND INC. (PAI)

Fund objectives
The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.
What’s inside

II
Western Asset Investment Grade Income Fund Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Investment Grade Income Fund Inc. for the twelve-month reporting period ended December 31, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
Effective January 3, 2025, the named portfolio management team responsible for the day-to-day oversight of the Fund became as follows: Michael Buchanan, Dan Alexander, Ryan Brist, Blanton Keh and Molly Schwartz.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
January 31, 2025
Western Asset Investment Grade Income Fund Inc.

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.
The Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or unrated securities of comparable quality at the time of purchase (as determined by the investment adviser). If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale. The Fund’s 80% investment policy may be changed by the Board of Directors without shareholder approval upon 60 days’ prior notice to shareholders. In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test.
At Western Asset Management Company, LLC (Western Asset), the Fund’s investment adviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Dan Alexander, Ryan K. Brist, Blanton Keh and Molly Schwartz.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility and generated a modest gain over the twelve-months ended December 31, 2024. The market was driven by several factors, including resilient economic growth, moderating inflation, shifting U.S. Federal Reserve (Fed) monetary policy, election results, and several geopolitical issues.
Short-term U.S. Treasury yields edged modestly higher over the year. The Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December 2024 reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. However, with the job market appearing to stabilize and expectations of pro-growth and potentially inflationary policies under President-elect Donald Trump, the Fed suggested it would take a cautious approach to future rate cuts. The December 2024 Summary of Economic Projections showed that Fed officials now anticipate lowering rates twice for a total of 50 basis points in 2025. In
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
contrast, at its September 2024 meeting the central bank anticipated four rate cuts in 2025, totaling 100 basis points.
The two-year Treasury yield began the reporting period at 4.23% and ended the period at 4.25%. Its high for the period was 5.04% on April 30, 2024, and its low of 3.49% occurred on September 24, 2024. Long-term U.S. Treasury yields moved sharply higher, largely driven by an increase in the fourth quarter of the period in part due to the Fed’s hawkish stance in terms of rate cuts in 2025. The ten-year Treasury yield began the reporting period at 3.88% and ended at 4.58%. Its high for the period was 4.70% on April 25, 2024, and its low of 3.63% occurred on September 16, 2024.
All told, the overall credit market, as represented by the Bloomberg U.S. Credit Indexi, returned 2.03% during the twelve-month reporting period ended December 31, 2024. Over the same period, the overall bond market, as measured by the Bloomberg U.S. Aggregate Indexii, returned 1.25%.
Q. How did we respond to these changing market conditions?
A. During the reporting period, several adjustments were made to the Fund’s portfolio. We tactically managed the Fund’s duration, trimming but maintaining a long-duration position relative to the benchmark. We ended the reporting period with a slightly lower duration than where we started. Additionally, we increased the Fund’s allocation to emerging market bonds, specifically U.S. dollar-denominated bonds. Conversely, we reduced the Fund’s allocation to investment-grade bonds in the industrial sector.
Performance review
For the twelve months ended December 31, 2024, Western Asset Investment Grade Income Fund Inc. returned 3.16% based on its net asset value (NAV)iii and 9.11% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Corporate High Yield Bond Indexiv and the Bloomberg U.S. Credit Index, returned 8.19% and 2.03%, respectively, for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.60 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2024. Past performance is no guarantee of future results.
*
For the tax character of distributions paid during the fiscal year ended December 31, 2024, please refer to page 43 of this report.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Performance Snapshot as of December 31, 2024
Price Per Share	12-Month Total Return**
$12.90 (NAV)	3.16%†
$12.51 (Market Price)	9.11%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions at NAV. Total return information is based on month-end net asset values. Certain adjustments were made to the net assets of the Fund at December 31, 2023, for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.
‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. On a sector basis, an overweight position in financials sector contributed to relative performance as the sector outperformed during the reporting period. Issue selection within this sector was also a major contributor, led by overweight positions in Barclays and HSBC Holdings. Additionally, overweight positions in CI Financial and Charles Schwab was additive for results. On a quality basis, the portfolio’s tilt towards lower quality was beneficial to performance, as credit spreads were fair and overall corporate management remained conservative in the face of macroeconomic uncertainty.
Q. What were the leading detractors from performance?
A. Among the largest detractors from the Fund’s relative performance during the reporting period was its overweight duration positioning, as yields increased. On a sector basis, underweight positions in real estate investment trusts and utilities also had a negative impact, as these sectors outperformed during the reporting period.
Looking for additional information?
The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XPAIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Fund overview (cont’d)
Thank you for your investment in the Western Asset Investment Grade Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
 January 14, 2025
RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund may invest in high yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities. Leverage may result in greater volatility of NAV and the market price of the shares of the Fund’s common stock and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging or developing markets. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political, and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. Emerging or developing market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s investment advisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.
Portfolio holdings and breakdowns are as of December 31, 2024 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 30 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2024 were: financials (34.0%), energy (14.3%), communication services (8.1%), health care (7.4%) and consumer discretionary (6.5%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
ii
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
iii
Net asset value (NAV) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the shares of common stock outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
iv
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and Standard & Poor’s is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the index’s emerging markets country definition, are excluded.
 Important data provider notices and terms available at www.franklintempletondatasources.com.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

40%
35%
30%
25%
20%
15%
10%
5%
0%
As of December 31, 2024
As of December 31, 2023
34.6
33.1
14.5
14.4
8.3
9.5
7.5
8.1
6.6
5.6
5.4
5.8
5.0
6.2
4.2
3.9
3.9
3.8
3.6
3.2
3.6
3.1
1.1
1.1
0.9
0.5
0.2
0.6
0.6
1.1
Financials
Energy
Communication services
Health care
Consumer discretionary
Industrials
Materials
Consumer staples
Information technology
Utilities
Sovereign bonds
Municipal bonds
U.S. government & agency obligations
Real estate
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of December 31, 2024, and December 31, 2023, and does not include derivatives, such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/24	3.16%[2]
Five Years Ended 12/31/24	0.52
Ten Years Ended 12/31/24	3.07
Cumulative total returns[1]
12/31/14 through 12/31/24	35.35%

Market Price
Average annual total returns[3]
Twelve Months Ended 12/31/24	9.11%
Five Years Ended 12/31/24	0.02
Ten Years Ended 12/31/24	3.93
Cumulative total returns[3]
12/31/14 through 12/31/24	47.03%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]
Total return information is based on month-end net asset values. Certain adjustments were made to the net assets of the Fund at December 31, 2023, for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

[3]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Fund performance (unaudited) (cont’d)
Historical performance
Value of $10,000 invested in
Western Asset Investment Grade Income Fund Inc. vs. Bloomberg U.S. Corporate High Yield Index and Bloomberg U.S. Credit Index† — December 2014 - December 2024

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in Western Asset Investment Grade Income Fund Inc. on December 31, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through December 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate High Yield Index and the Bloomberg U.S. Credit Index (together, the “Indices”). The Bloomberg U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included. The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade. The Indices are unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.3%
Communication Services — 8.1%
Diversified Telecommunication Services — 1.6%
AT&T Inc., Senior Notes	4.300%	2/15/30	$80,000	$77,506
AT&T Inc., Senior Notes	6.350%	3/15/40	50,000	50,148
AT&T Inc., Senior Notes	4.900%	6/15/42	150,000	130,079
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	182,883
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	257,476
AT&T Inc., Senior Notes	3.300%	2/1/52	120,000	79,761
AT&T Inc., Senior Notes	3.500%	9/15/53	130,000	87,617
AT&T Inc., Senior Notes	3.800%	12/1/57	130,000	89,803
AT&T Inc., Senior Notes	3.500%	2/1/61	70,000	45,084
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	70,000	84,859
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	60,000	65,998
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	262,424
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	630,000	611,028
Total Diversified Telecommunication Services				2,024,666
Entertainment — 1.4%
Walt Disney Co., Senior Notes	6.550%	3/15/33	545,000	598,981
Walt Disney Co., Senior Notes	7.750%	12/1/45	130,000	165,368
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	1,360,000	1,011,215
Total Entertainment				1,775,564
Media — 3.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	580,000	499,564
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	109,907
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	80,000	54,401
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	245,983
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	350,000	287,768
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	70,000	59,918
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.900%	6/1/52	$160,000	$103,048
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.950%	6/30/62	80,000	48,838
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	210,000	167,289
Comcast Corp., Senior Notes	6.450%	3/15/37	220,000	235,946
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	178,681
Comcast Corp., Senior Notes	6.400%	5/15/38	950,000	997,389
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	160,000	137,099 (a)
Fox Corp., Senior Notes	5.476%	1/25/39	510,000	485,213
Historic TW Inc., Senior Notes	8.300%	1/15/36	210,000	223,943
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	410,000	461,925
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	180,000	174,385
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	200,000	203,662
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	10,000	9,824
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	50,000	42,482
Total Media				4,727,265
Wireless Telecommunication Services — 1.2%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	869,615
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	60,000	52,056
T-Mobile USA Inc., Senior Notes	4.500%	4/15/50	210,000	172,400
T-Mobile USA Inc., Senior Notes	3.400%	10/15/52	230,000	153,545
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	210,000	194,738
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	10,000	7,768
Total Wireless Telecommunication Services				1,450,122

Total Communication Services				9,977,617
Consumer Discretionary — 6.5%
Automobile Components — 0.8%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	400,000	398,399 (a)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	560,000	539,128 (a)
Total Automobile Components				937,527
Automobiles — 1.7%
Ford Motor Co., Senior Notes	3.250%	2/12/32	290,000	241,270
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	400,000	384,433
General Motors Co., Senior Notes	6.125%	10/1/25	120,000	120,966
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Automobiles — continued
General Motors Co., Senior Notes	6.600%	4/1/36	$170,000	$178,603
General Motors Co., Senior Notes	6.750%	4/1/46	270,000	282,169
Hyundai Capital America, Senior Notes	5.250%	1/8/27	200,000	201,250 (a)
Volkswagen Group of America Finance LLC, Senior Notes	5.250%	3/22/29	620,000	613,578 (a)
Total Automobiles				2,022,269
Broadline Retail — 0.8%
Alibaba Group Holding Ltd., Senior Notes	5.250%	5/26/35	320,000	313,510 (a)
Amazon.com Inc., Senior Notes	3.950%	4/13/52	330,000	260,413
MercadoLibre Inc., Senior Notes	2.375%	1/14/26	470,000	456,476
Total Broadline Retail				1,030,399
Diversified Consumer Services — 0.2%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	110,000	70,120
Washington University, Senior Notes	3.524%	4/15/54	90,000	64,949
Washington University, Senior Notes	4.349%	4/15/2122	110,000	85,521
Total Diversified Consumer Services				220,590
Hotels, Restaurants & Leisure — 2.1%
Carnival Corp., Senior Secured Notes	7.875%	6/1/27	160,000	167,435
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	206,296
McDonald’s Corp., Senior Notes	4.450%	9/1/48	10,000	8,350
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	380,000	348,615 (a)
Melco Resorts Finance Ltd., Senior Notes	7.625%	4/17/32	200,000	201,016 (a)
Royal Caribbean Cruises Ltd., Senior Notes	3.700%	3/15/28	270,000	256,199
Sands China Ltd., Senior Notes	5.125%	8/8/25	450,000	448,420
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	197,895
Sands China Ltd., Senior Notes	4.375%	6/18/30	200,000	186,739
Sands China Ltd., Senior Notes	3.250%	8/8/31	330,000	282,818
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	240,000	233,757 (a)
Total Hotels, Restaurants & Leisure				2,537,540
Household Durables — 0.3%
Lennar Corp., Senior Notes	5.000%	6/15/27	190,000	190,620
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	200,000	199,423
Total Household Durables				390,043
Specialty Retail — 0.6%
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	11.500%	8/15/29	200,000	203,753 (a)
Home Depot Inc., Senior Notes	3.625%	4/15/52	270,000	196,076
Lithia Motors Inc., Senior Notes	3.875%	6/1/29	190,000	173,806 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Specialty Retail — continued
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	$280,000	$218,680
Total Specialty Retail				792,315

Total Consumer Discretionary				7,930,683
Consumer Staples — 4.1%
Beverages — 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	840,000	764,924
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	70,000	61,388
Coca-Cola Co., Senior Notes	4.125%	3/25/40	180,000	157,113
Coca-Cola Co., Senior Notes	4.200%	3/25/50	110,000	91,034
Pernod Ricard SA, Senior Notes	5.500%	1/15/42	670,000	642,708 (a)
Total Beverages				1,717,167
Consumer Staples Distribution & Retail — 0.1%
Kroger Co., Senior Notes	5.500%	9/15/54	130,000	122,585
Food Products — 0.4%
Gruma SAB de CV, Senior Notes	5.390%	12/9/34	200,000	194,866 (a)
J M Smucker Co., Senior Notes	6.200%	11/15/33	230,000	242,634
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	110,000	98,937
Total Food Products				536,437
Tobacco — 2.2%
Altria Group Inc., Senior Notes	4.400%	2/14/26	410,000	408,202
Altria Group Inc., Senior Notes	4.800%	2/14/29	870,000	860,310
Altria Group Inc., Senior Notes	3.875%	9/16/46	330,000	239,461
Imperial Brands Finance PLC, Senior Notes	6.125%	7/27/27	330,000	338,901 (a)
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	86,977
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	313,395
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	336,404
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	85,817
Total Tobacco				2,669,467

Total Consumer Staples				5,045,656
Energy — 14.3%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	178,789
Oil, Gas & Consumable Fuels — 14.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	6.625%	2/1/32	250,000	251,993 (a)
Antero Resources Corp., Senior Notes	5.375%	3/1/30	130,000	125,703 (a)
Apache Corp., Senior Notes	6.000%	1/15/37	106,000	105,284
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	5.250%	2/1/42	$90,000	$78,109
BP Capital Markets PLC, Senior Notes (6.125% to 6/18/35 then 5 year Treasury Constant Maturity Rate + 1.674%)	6.125%	3/18/35	120,000	118,208 (b)(c)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	20,000	16,534 (a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	40,000	32,353 (a)
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	220,000	190,960
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	290,000	297,653 (a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	240,000	251,742 (a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	810,000	886,264
Continental Resources Inc., Senior Notes	4.375%	1/15/28	60,000	58,367
Continental Resources Inc., Senior Notes	4.900%	6/1/44	80,000	64,809
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	352,476
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	296,093
Devon Energy Corp., Senior Notes	5.750%	9/15/54	130,000	118,043
Diamondback Energy Inc., Senior Notes	6.250%	3/15/53	230,000	229,654
Ecopetrol SA, Senior Notes	5.875%	11/2/51	260,000	174,792
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	210,000	208,769 (b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	560,000	563,417 (b)(c)
Energy Transfer LP, Senior Notes	5.250%	4/15/29	30,000	30,129
Energy Transfer LP, Senior Notes	8.250%	11/15/29	160,000	179,943
Energy Transfer LP, Senior Notes	6.625%	10/15/36	20,000	21,273
Energy Transfer LP, Senior Notes	5.800%	6/15/38	40,000	39,362
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	332,113
Enterprise Products Operating LLC, Senior Notes	5.550%	2/16/55	360,000	346,634
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	100,000	71,976
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	430,000	411,761 (c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	120,000	116,682
Expand Energy Corp., Senior Notes	6.750%	4/15/29	170,000	171,998 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Oil, Gas & Consumable Fuels — continued
Expand Energy Corp., Senior Notes	5.700%	1/15/35	$70,000	$68,748
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	140,000	122,862
Greensaif Pipelines Bidco Sarl, Senior Secured Notes	6.103%	8/23/42	350,000	341,814 (a)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	200,000	166,024 (a)
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	2,000,000	2,257,511
MPLX LP, Senior Notes	4.800%	2/15/29	60,000	59,515
MPLX LP, Senior Notes	4.500%	4/15/38	380,000	331,486
Occidental Petroleum Corp., Senior Notes	7.500%	5/1/31	465,000	508,705
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	190,000	210,424
Occidental Petroleum Corp., Senior Notes	5.550%	10/1/34	220,000	214,132
ONEOK Inc., Senior Notes	6.050%	9/1/33	460,000	473,600
ONEOK Inc., Senior Notes	6.625%	9/1/53	10,000	10,524
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	200,000	193,375 (a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	190,000	195,537
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	280,000	263,164
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	100,000	75,744
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	266,885
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	159,214
QatarEnergy, Senior Notes	3.300%	7/12/51	490,000	336,256 (a)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	300,000	207,387 (a)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	272,364
Targa Resources Corp., Senior Notes	5.500%	2/15/35	300,000	295,366
Targa Resources Corp., Senior Notes	4.950%	4/15/52	160,000	134,929
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	490,000	502,482
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	470,000	481,984
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	230,000	239,004
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	293,993
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	30,000	22,241
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	660,000	657,825
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	680,000	669,883
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Oil, Gas & Consumable Fuels — continued
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	$90,000	$84,477
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	80,000	71,310
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	270,000	230,135
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	47,000	52,000
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	41,342
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	720,759
Williams Cos. Inc., Senior Notes	3.500%	10/15/51	50,000	34,111
Total Oil, Gas & Consumable Fuels				17,410,206

Total Energy				17,588,995
Financials — 33.9%
Banks — 18.8%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	200,000	193,679 (a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	250,000	251,682 (a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.750% to 5/20/35 then 10 year Treasury Constant Maturity Rate + 4.299%)	8.750%	5/20/35	200,000	199,440 (a)(b)(c)
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Senior Notes	5.621%	12/10/29	200,000	199,500 (a)
Banco Santander SA, Senior Notes	5.294%	8/18/27	400,000	402,587
Banco Santander SA, Senior Notes	3.490%	5/28/30	200,000	182,343
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	334,196
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. Term SOFR + 3.412%)	4.083%	3/20/51	160,000	125,384 (c)
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	331,760
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,052,225
Bank of America Corp., Subordinated Notes (5.518% to 10/25/34 then SOFR + 1.738%)	5.518%	10/25/35	610,000	596,746 (c)
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Banks — continued
Bank of Nova Scotia, Junior Subordinated Notes (8.000% to 1/27/29 then 5 year Treasury Constant Maturity Rate + 4.017%)	8.000%	1/27/84	$360,000	$379,716 (c)
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	390,000	358,799 (c)
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	560,000	559,382 (b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	640,000	623,832 (c)
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	940,000	981,840 (a)(b)(c)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. Term SOFR + 2.829%)	5.198%	1/10/30	280,000	278,441 (a)(c)
BPCE SA, Senior Notes (5.936% to 5/30/34 then SOFR + 1.850%)	5.936%	5/30/35	310,000	307,405 (a)(c)
BPCE SA, Senior Notes (6.714% to 10/19/28 then SOFR + 2.270%)	6.714%	10/19/29	350,000	364,255 (a)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	310,052
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	245,558
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	753,595
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	412,527
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	406,549
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	250,000	254,790 (c)
Commonwealth Bank of Australia, Subordinated Notes	3.743%	9/12/39	220,000	175,927 (a)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	450,000	447,502
Cooperatieve Rabobank UA, Senior Notes	5.250%	8/4/45	340,000	321,356
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	350,000	314,848 (a)(c)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,040,000	1,062,178 (a)(b)(c)
Credit Agricole SA, Senior Notes (6.316% to 10/3/28 then SOFR + 1.860%)	6.316%	10/3/29	290,000	299,752 (a)(c)
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Banks — continued
HSBC Holdings PLC, Junior Subordinated Notes (4.600% to 6/17/31 then 5 year Treasury Constant Maturity Rate + 3.649%)	4.600%	12/17/30	$320,000	$283,540 (b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	300,000	298,965 (b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	198,103
HSBC Holdings PLC, Senior Notes (5.546% to 3/4/29 then SOFR + 1.460%)	5.546%	3/4/30	340,000	342,531 (c)
HSBC Holdings PLC, Senior Notes (6.254% to 3/9/33 then SOFR + 2.390%)	6.254%	3/9/34	840,000	872,075 (c)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	70,000	78,370
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	400,000	375,171 (c)
Intesa Sanpaolo SpA, Senior Notes	7.000%	11/21/25	200,000	203,461 (a)
Intesa Sanpaolo SpA, Senior Notes	7.800%	11/28/53	200,000	223,942 (a)
Intesa Sanpaolo SpA, Senior Notes (7.778% to 6/20/53 then 1 year Treasury Constant Maturity Rate + 3.900%)	7.778%	6/20/54	220,000	235,226 (a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	200,000	174,093 (a)(c)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. Term SOFR + 1.482%)	3.897%	1/23/49	50,000	38,559 (c)
JPMorgan Chase & Co., Senior Notes (5.534% to 11/29/44 then SOFR + 1.550%)	5.534%	11/29/45	310,000	302,800 (c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	439,691
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	490,000	445,426
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	370,000	373,836 (b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	270,000	280,976 (b)(c)
PNC Financial Services Group Inc., Senior Notes (4.812% to 10/21/31 then SOFR + 1.259%)	4.812%	10/21/32	440,000	428,386 (c)
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	209,285 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Banks — continued
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	$410,000	$398,539 (a)
Swedbank AB, Senior Notes	5.407%	3/14/29	310,000	312,858 (a)
Synovus Financial Corp., Senior Notes (6.168% to 11/1/29 then SOFR + 2.347%)	6.168%	11/1/30	170,000	171,348 (c)
Toronto-Dominion Bank, Junior Subordinated Notes (7.250% to 7/31/29 then 5 year Treasury Constant Maturity Rate + 2.977%)	7.250%	7/31/84	200,000	203,985 (c)
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	160,000	162,966 (c)
Truist Financial Corp., Senior Notes (7.161% to 10/30/28 then SOFR + 2.446%)	7.161%	10/30/29	230,000	246,019 (c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	300,000	305,937 (c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	380,000	317,586 (c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	230,000	204,431 (c)
Wells Fargo & Co., Senior Notes (5.211% to 12/3/34 then SOFR + 1.380%)	5.211%	12/3/35	680,000	661,917 (c)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	570,000	569,462 (c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	401,934
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	580,000	489,534
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	110,000	97,420
Total Banks				23,076,218
Capital Markets — 7.1%
Ares Management Corp., Senior Notes	5.600%	10/11/54	180,000	171,381
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	320,000	276,656 (b)(c)
Charles Schwab Corp., Senior Notes (5.853% to 5/19/33 then SOFR + 2.500%)	5.853%	5/19/34	260,000	267,754 (c)
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	600,000	630,254 (c)
CI Financial Corp., Senior Notes	7.500%	5/30/29	380,000	397,962 (a)
CI Financial Corp., Senior Notes	3.200%	12/17/30	260,000	221,193
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	440,633
Credit Suisse AG AT1 Claim	—	—	1,700,000	0 *(d)(e)(f)
Credit Suisse USA LLC, Senior Notes	7.125%	7/15/32	40,000	44,342
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Capital Markets — continued
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	$100,000	$105,718 (b)(c)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	600,628
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	685,783
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	500,000	461,691
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	250,000	225,238
Intercontinental Exchange Inc., Senior Notes	5.200%	6/15/62	260,000	236,736
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	820,000	750,394 (a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	70,000	66,321 (a)
KKR Group Finance Co. X LLC, Senior Notes	3.250%	12/15/51	90,000	59,089 (a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	97,513
Morgan Stanley, Subordinated Notes (5.297% to 4/20/32 then SOFR + 2.620%)	5.297%	4/20/37	130,000	126,380 (c)
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	50,000	50,072 (c)
Morgan Stanley Bank NA, Senior Notes (4.447% to 10/15/26 then SOFR + 0.680%)	4.447%	10/15/27	660,000	655,756 (c)
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	70,000	69,166
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	90,000	80,903
State Street Corp., Junior Subordinated Notes (6.700% to 3/15/29 then 5 year Treasury Constant Maturity Rate + 2.613%)	6.700%	3/15/29	250,000	255,564 (b)(c)
UBS Group AG, Junior Subordinated Notes (7.750% to 4/12/31 then USD 5 year SOFR ICE Swap Rate + 4.160%)	7.750%	4/12/31	200,000	208,841 (a)(b)(c)
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	290,000	333,045 (a)(b)(c)
UBS Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	236,335 (a)(c)
UBS Group AG, Senior Notes (6.301% to 9/22/33 then 1 year Treasury Constant Maturity Rate + 2.000%)	6.301%	9/22/34	230,000	240,731 (a)(c)
UBS Group AG, Senior Notes (6.537% to 8/12/32 then SOFR + 3.920%)	6.537%	8/12/33	380,000	403,025 (a)(c)
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Capital Markets — continued
UBS Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	$250,000	$302,036 (a)(c)
Total Capital Markets				8,701,140
Consumer Finance — 0.1%
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	150,000	150,714 (c)
Financial Services — 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.000%	10/29/28	430,000	398,355
Apollo Global Management Inc., Senior Notes (6.000% to 12/15/34 then 5 year Treasury Constant Maturity Rate + 2.168%)	6.000%	12/15/54	60,000	59,216 (c)
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	110,000	104,944 (a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	150,000	140,253 (a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	220,000	212,262 (a)
Everest Reinsurance Holdings Inc., Senior Notes	3.500%	10/15/50	140,000	95,204
ILFC E-Capital Trust I, Ltd. GTD (3 mo. Term SOFR + 1.812%)	6.290%	12/21/65	470,000	388,644 (a)(c)
ILFC E-Capital Trust II, Ltd. GTD (3 mo. Term SOFR + 2.062%)	6.540%	12/21/65	270,000	226,704 (a)(c)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	6.125%	11/1/32	270,000	267,678 (a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	160,000	151,922 (a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	140,000	116,731 (a)
SMBC Aviation Capital Finance DAC, Senior Notes	5.300%	4/3/29	380,000	381,583 (a)
Total Financial Services				2,543,496
Insurance — 5.4%
AIA Group Ltd., Subordinated Notes	4.950%	3/30/35	280,000	269,233 (a)
Allianz SE, Junior Subordinated Notes (3.500% to 4/30/26 then 5 year Treasury Constant Maturity Rate + 2.973%)	3.500%	11/17/25	200,000	191,803 (a)(b)(c)
Allianz SE, Subordinated Notes (5.600% to 9/3/34 then 5 year Treasury Constant Maturity Rate + 2.771%)	5.600%	9/3/54	200,000	197,604 (a)(c)
Allstate Corp., Junior Subordinated Notes (6.500% to 5/15/37 then 3 mo. USD LIBOR + 2.120%)	6.500%	5/15/57	480,000	493,366 (c)
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Insurance — continued
American International Group Inc., Junior Subordinated Notes	6.250%	3/15/37	$80,000	$77,617
American International Group Inc., Senior Notes	4.750%	4/1/48	70,000	61,958
Americo Life Inc., Senior Notes	3.450%	4/15/31	80,000	67,337 (a)
Arthur J Gallagher & Co., Senior Notes	5.150%	2/15/35	490,000	477,980
Athene Holding Ltd., Senior Notes	6.250%	4/1/54	400,000	401,095
AXA SA, Subordinated Notes	8.600%	12/15/30	200,000	235,222
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	73,000	72,998 (a)
Global Atlantic Fin Co., Senior Notes	6.750%	3/15/54	300,000	304,860 (a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	510,316 (a)
Marsh & McLennan Cos. Inc., Senior Notes	5.000%	3/15/35	720,000	703,173
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	211,123 (a)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	1,150,000	1,177,805
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	90,000	69,673 (a)
Nippon Life Insurance Co., Subordinated Notes (2.750% to 1/21/31 then 5 year Treasury Constant Maturity Rate + 2.653%)	2.750%	1/21/51	200,000	168,933 (a)(c)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	110,000	73,696 (a)
Prudential Financial Inc., Junior Subordinated Notes (6.500% to 3/15/34 then 5 year Treasury Constant Maturity Rate + 2.404%)	6.500%	3/15/54	120,000	123,716 (c)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	170,000	177,551 (c)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	190,000	190,916
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	400,000	444,207 (a)
Total Insurance				6,702,182
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	450,000	472,534 (a)

Total Financials				41,646,284
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Health Care — 7.4%
Biotechnology — 1.5%
AbbVie Inc., Senior Notes	4.050%	11/21/39	$740,000	$632,708
Amgen Inc., Senior Notes	5.250%	3/2/33	740,000	734,841
Amgen Inc., Senior Notes	5.650%	3/2/53	300,000	289,051
Amgen Inc., Senior Notes	5.750%	3/2/63	110,000	105,589
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	60,044
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	44,108
Total Biotechnology				1,866,341
Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	90,000	84,108
Becton Dickinson & Co., Senior Notes	4.669%	6/6/47	410,000	351,408
Total Health Care Equipment & Supplies				435,516
Health Care Providers & Services — 4.1%
Cardinal Health Inc., Senior Notes	5.350%	11/15/34	480,000	469,969
Centene Corp., Senior Notes	4.250%	12/15/27	100,000	96,945
Centene Corp., Senior Notes	4.625%	12/15/29	360,000	340,756
Centene Corp., Senior Notes	3.375%	2/15/30	500,000	445,652
Cigna Group, Senior Notes	4.800%	8/15/38	340,000	308,534
CVS Health Corp., Junior Subordinated Notes (7.000% to 3/10/30 then 5 year Treasury Constant Maturity Rate + 2.886%)	7.000%	3/10/55	150,000	150,878 (c)
CVS Health Corp., Senior Notes	4.300%	3/25/28	540,000	523,488
CVS Health Corp., Senior Notes	4.780%	3/25/38	560,000	484,693
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	100,000	75,434
Elevance Health Inc., Senior Notes	5.350%	10/15/25	320,000	321,412
HCA Inc., Senior Notes	4.125%	6/15/29	210,000	200,431
HCA Inc., Senior Notes	5.125%	6/15/39	110,000	100,345
HCA Inc., Senior Notes	5.500%	6/15/47	220,000	200,023
HCA Inc., Senior Notes	5.250%	6/15/49	350,000	303,258
Horizon Mutual Holdings Inc., Senior Notes	6.200%	11/15/34	280,000	274,005 (a)
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	92,490
Humana Inc., Senior Notes	4.800%	3/15/47	150,000	122,808
Inova Health System Foundation, Senior Notes	4.068%	5/15/52	90,000	71,858
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	170,000	136,832
UnitedHealth Group Inc., Senior Notes	5.500%	7/15/44	120,000	116,483
UnitedHealth Group Inc., Senior Notes	5.625%	7/15/54	260,000	252,562
Total Health Care Providers & Services				5,088,856
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Pharmaceuticals — 1.4%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	$80,000	$54,650 (a)
Bristol-Myers Squibb Co., Senior Notes	6.250%	11/15/53	140,000	148,427
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	390,000	379,109
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.110%	5/19/43	400,000	375,726
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.300%	5/19/53	290,000	271,758
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.340%	5/19/63	60,000	55,132
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	200,133
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	200,000	223,782
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	26,694
Total Pharmaceuticals				1,735,411

Total Health Care				9,126,124
Industrials — 5.4%
Aerospace & Defense — 1.8%
Avolon Holdings Funding Ltd., Senior Notes	4.250%	4/15/26	530,000	523,949 (a)
Boeing Co., Senior Notes	3.250%	2/1/28	370,000	348,530
Boeing Co., Senior Notes	6.528%	5/1/34	600,000	628,877
Boeing Co., Senior Notes	5.705%	5/1/40	210,000	200,039
HEICO Corp., Senior Notes	5.350%	8/1/33	240,000	239,567
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	190,000	189,773
RTX Corp., Senior Notes	4.625%	11/16/48	110,000	93,614
Total Aerospace & Defense				2,224,349
Commercial Services & Supplies — 0.7%
Waste Connections Inc., Senior Notes	4.250%	12/1/28	480,000	470,059
Waste Management Inc., Senior Notes	4.650%	3/15/30	320,000	316,235
Total Commercial Services & Supplies				786,294
Ground Transportation — 0.2%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	242,622
Industrial Conglomerates — 0.6%
General Electric Co., Senior Notes	6.875%	1/10/39	94,000	107,123
Honeywell International Inc., Senior Notes	4.950%	9/1/31	320,000	320,295
Honeywell International Inc., Senior Notes	5.000%	2/15/33	350,000	348,256
Total Industrial Conglomerates				775,674
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Machinery — 0.4%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	$220,000	$189,595
Otis Worldwide Corp., Senior Notes	5.125%	11/19/31	230,000	230,220
Total Machinery				419,815
Passenger Airlines — 0.8%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	55,000	54,866 (a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	110,000	109,172 (a)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	260,000	261,152 (a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	127,000	126,243 (a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	180,000	177,647 (a)
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	190,000	190,936
United Airlines Pass-Through Trust	4.875%	1/15/26	84,000	83,899
Total Passenger Airlines				1,003,915
Trading Companies & Distributors — 0.9%
Air Lease Corp., Senior Notes	5.850%	12/15/27	320,000	328,118
Aircastle Ltd., Senior Notes	5.250%	8/11/25	630,000	630,379 (a)
Aircastle Ltd./Aircastle Ireland DAC, Senior Notes	5.750%	10/1/31	150,000	151,085 (a)
Total Trading Companies & Distributors				1,109,582

Total Industrials				6,562,251
Information Technology — 3.9%
IT Services — 0.3%
Accenture Capital Inc., Senior Notes	4.050%	10/4/29	130,000	126,208
Kyndryl Holdings Inc., Senior Notes	4.100%	10/15/41	300,000	238,262
Total IT Services				364,470
Semiconductors & Semiconductor Equipment — 2.1%
Broadcom Inc., Senior Notes	4.350%	2/15/30	300,000	291,964
Broadcom Inc., Senior Notes	4.150%	11/15/30	113,000	108,171
Broadcom Inc., Senior Notes	4.300%	11/15/32	370,000	349,182
Broadcom Inc., Senior Notes	3.187%	11/15/36	14,000	11,284 (a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	152,000	144,666 (a)
Foundry JV Holdco LLC, Senior Secured Notes	5.875%	1/25/34	300,000	293,786 (a)
Foundry JV Holdco LLC, Senior Secured Notes	6.250%	1/25/35	420,000	423,219 (a)
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	105,030
Intel Corp., Senior Notes	4.750%	3/25/50	10,000	7,739
Intel Corp., Senior Notes	4.950%	3/25/60	60,000	47,009
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Semiconductors & Semiconductor Equipment — continued
Intel Corp., Senior Notes	3.200%	8/12/61	$120,000	$65,199
Micron Technology Inc., Senior Notes	3.366%	11/1/41	30,000	21,955
NVIDIA Corp., Senior Notes	3.500%	4/1/50	190,000	141,301
NVIDIA Corp., Senior Notes	3.700%	4/1/60	80,000	59,100
Texas Instruments Inc., Senior Notes	4.600%	2/15/28	250,000	250,514
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	270,000	232,263
Total Semiconductors & Semiconductor Equipment				2,552,382
Software — 1.1%
Microsoft Corp., Senior Notes	4.250%	2/6/47	970,000	861,101
Oracle Corp., Senior Notes	3.950%	3/25/51	310,000	229,874
Oracle Corp., Senior Notes	4.100%	3/25/61	380,000	273,131
Total Software				1,364,106
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	274,382
Dell International LLC/EMC Corp., Senior Notes	8.100%	7/15/36	120,000	142,377
Dell International LLC/EMC Corp., Senior Notes	8.350%	7/15/46	30,000	38,204
Total Technology Hardware, Storage & Peripherals				454,963

Total Information Technology				4,735,921
Materials — 4.9%
Chemicals — 1.2%
Dow Chemical Co., Senior Notes	7.375%	11/1/29	800,000	876,618
Ecolab Inc., Senior Notes	4.800%	3/24/30	80,000	80,153
OCP SA, Senior Notes	3.750%	6/23/31	200,000	172,787 (a)
OCP SA, Senior Notes	6.750%	5/2/34	200,000	204,093 (a)
Sociedad Quimica y Minera de Chile SA, Senior Notes	3.500%	9/10/51	240,000	159,151 (a)
Total Chemicals				1,492,802
Metals & Mining — 3.5%
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	470,000	467,398
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	160,000	166,483
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	49,195
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	182,355
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	210,000	196,382
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	466,396 (a)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	150,000	141,366 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Metals & Mining — continued
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	$360,000	$353,124 (a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	170,000	165,331 (a)
Glencore Funding LLC, Senior Notes	3.375%	9/23/51	70,000	45,815 (a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	425,247
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,226,434
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	350,000	344,155
Yamana Gold Inc., Senior Notes	2.630%	8/15/31	30,000	25,307
Total Metals & Mining				4,254,988
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	7.375%	12/1/25	250,000	256,479

Total Materials				6,004,269
Real Estate — 0.2%
Diversified REITs — 0.1%
VICI Properties LP, Senior Notes	5.750%	4/1/34	190,000	191,879
Residential REITs — 0.1%
Invitation Homes Operating Partnership LP, Senior Notes	4.150%	4/15/32	80,000	73,826

Total Real Estate				265,705
Utilities — 3.6%
Electric Utilities — 3.2%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	5.050%	3/1/35	310,000	302,868
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	181,564
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	200,000	165,874 (a)
Comision Federal de Electricidad, Senior Notes	6.450%	1/24/35	200,000	188,993 (a)
Edison International, Junior Subordinated Notes (5.375% to 3/15/26 then 5 year Treasury Constant Maturity Rate + 4.698%)	5.375%	3/15/26	270,000	266,916 (b)(c)
Enel Finance International NV, Senior Notes	7.050%	10/14/25	330,000	335,414 (a)
Exelon Corp., Senior Notes	4.050%	4/15/30	120,000	114,436
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	302,103
Interstate Power and Light Co., Senior Notes	5.450%	9/30/54	50,000	47,366
Jersey Central Power & Light Co., Senior Notes	5.100%	1/15/35	90,000	87,833 (a)
Ohio Edison Co., Senior Notes	5.500%	1/15/33	90,000	90,230 (a)
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	8/1/40	20,000	14,980
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Electric Utilities — continued
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	$240,000	$208,693
Pacific Gas and Electric Co., First Mortgage Bonds	6.750%	1/15/53	140,000	152,706
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.081%	6/1/41	120,000	117,068
PG&E Wildfire Recovery Funding LLC, Senior Secured Notes	5.212%	12/1/47	30,000	28,821
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	310,000	241,568
Southern Co., Junior Subordinated Notes (4.000% to 1/15/26 then 5 year Treasury Constant Maturity Rate + 3.733%)	4.000%	1/15/51	62,000	60,863 (c)
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	390,000	506,698
Vistra Operations Co. LLC, Senior Secured Notes	6.000%	4/15/34	210,000	212,935 (a)
Vistra Operations Co. LLC, Senior Secured Notes	5.700%	12/30/34	340,000	336,644 (a)
Total Electric Utilities				3,964,573
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp., Junior Subordinated Notes (6.950% to 7/15/30 then 5 year Treasury Constant Maturity Rate + 2.890%)	6.950%	7/15/55	120,000	117,442 (c)
Calpine Corp., Senior Secured Notes	4.500%	2/15/28	260,000	249,579 (a)
Total Independent Power and Renewable Electricity Producers				367,021
Multi-Utilities — 0.1%
PECO Energy Co., First Mortgage Bonds	5.250%	9/15/54	80,000	75,743

Total Utilities				4,407,337
Total Corporate Bonds & Notes (Cost — $117,498,213)				113,290,842
Sovereign Bonds — 3.6%
Argentina — 0.9%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	35,342	28,786
Argentine Republic Government International Bond, Senior Notes, Step bond (4.125% to 7/9/27 then 4.750%)	4.125%	7/9/35	292,972	195,019
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	1,304,384	872,959 (a)
Total Argentina				1,096,764
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Brazil — 0.3%
Brazilian Government International Bond, Senior Notes	6.125%	3/15/34	$330,000	$308,576
Canada — 0.6%
Province of Quebec Canada, Senior Notes	7.970%	7/22/36	650,000	794,387
Colombia — 0.7%
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	870,000	807,795
Indonesia — 0.2%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	240,000	201,896
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	300,000	293,312 (a)
Mexico — 0.7%
Mexico Government International Bond, Senior Notes	3.500%	2/12/34	230,000	183,544
Mexico Government International Bond, Senior Notes	4.280%	8/14/41	200,000	147,165
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	360,000	252,255
Mexico Government International Bond, Senior Notes	6.400%	5/7/54	310,000	278,298
Total Mexico				861,262

Total Sovereign Bonds (Cost — $4,392,015)				4,363,992
Municipal Bonds — 1.0%
California — 0.7%
Los Angeles County, CA Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America Bonds	7.618%	8/1/40	650,000	757,822
Regents of the University of California Medical Center Pooled Revenue, Series Q	4.563%	5/15/53	110,000	94,892
Total California				852,714
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	147,485
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

 Western Asset Investment Grade Income Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value

Illinois — 0.2%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	$262,308	$273,044

Total Municipal Bonds (Cost — $1,438,975)				1,273,243
U.S. Government & Agency Obligations — 0.9%
U.S. Government Obligations — 0.9%
U.S. Treasury Bonds	4.250%	8/15/54	30,000	27,403
U.S. Treasury Bonds	4.500%	11/15/54	360,000	343,290
U.S. Treasury Notes	4.125%	11/30/31	170,000	166,410
U.S. Treasury Notes	4.250%	11/15/34	510,000	496,748

Total U.S. Government & Agency Obligations (Cost — $1,058,255)				1,033,851
			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. Term SOFR + 3.452%) (Cost — $143,068)	7.975%		5,725	142,839 (c)
Total Investments before Short-Term Investments (Cost — $124,530,526)				120,104,767

Short-Term Investments — 0.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $771,867)	4.440%		771,867	771,867 (g)(h)
Total Investments — 98.5% (Cost — $125,302,393)				120,876,634
Other Assets in Excess of Liabilities — 1.5%				1,840,759
Total Net Assets — 100.0%				$122,717,393

See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
December 31, 2024
 Western Asset Investment Grade Income Fund Inc.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.
(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(e)	Security is valued using significant unobservable inputs (Note 1).
(f)	Value is less than $1.
(g)	Rate shown is one-day yield as of the end of the reporting period.
(h)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At December 31, 2024, the total market value of investments in Affiliated
Companies was $771,867 and the cost was $771,867 (Note 7).

Abbreviation(s) used in this schedule:
GO	—	General Obligation
GTD	—	Guaranteed
ICE	—	Intercontinental Exchange
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
At December 31, 2024, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	74	3/25	$15,223,972	$15,215,094	$(8,878)
U.S. Treasury 5-Year Notes	51	3/25	5,450,548	5,421,539	(29,009)
U.S. Treasury Ultra Long- Term Bonds	11	3/25	1,365,472	1,307,969	(57,503)
					(95,390)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	20	3/25	2,329,497	2,276,875	52,622
U.S. Treasury Ultra 10-Year Notes	64	3/25	7,223,278	7,124,000	99,278
					151,900
Net unrealized appreciation on open futures contracts					$56,510
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Statement of assets and liabilities
December 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost — $124,530,526)	$120,104,767
Investments in affiliated securities, at value (Cost — $771,867)	771,867
Cash	71,677
Interest receivable	1,711,518
Deposits with brokers for open futures contracts	201,078
Receivable from brokers — net variation margin on open futures contracts	10,877
Dividends receivable from affiliated investments	4,026
Other assets	13,944
Prepaid expenses	375
Total Assets	122,890,129
Liabilities:
Investment management fee payable	55,286
Audit and tax fees payable	43,747
Fund accounting fees payable	33,345
Transfer agent fees payable	17,561
Directors’ fees payable	520
Accrued expenses	22,277
Total Liabilities	172,736
Total Net Assets	$122,717,393
Net Assets:
Par value ($0.01 par value; 9,510,962 shares issued and outstanding; 20,000,000 shares authorized)	$95,110
Paid-in capital in excess of par value	132,042,402
Total distributable earnings (loss)	(9,420,119)
Total Net Assets	$122,717,393
Shares Outstanding	9,510,962
Net Asset Value	$12.90
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Statement of operations
For the Year Ended December 31, 2024

Investment Income:
Interest	$6,898,349
Dividends from affiliated investments	40,182
Dividends from unaffiliated investments	12,708
Total Investment Income	6,951,239
Expenses:
Investment management fee (Note 2)	676,202
Fund accounting fees	66,685
Franchise taxes	49,200
Audit and tax fees	45,747
Transfer agent fees	33,519
Legal fees	20,723
Stock exchange listing fees	12,500
Directors’ fees	11,879
Shareholder reports	10,370
Excise tax (Note 1)	8,000
Insurance	916
Custody fees	694
Miscellaneous expenses	11,580
Total Expenses	948,015
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,767)
Net Expenses	923,248
Net Investment Income	6,027,991
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(859,971)
Futures contracts	(117,295)
Net Realized Loss	(977,266)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(1,505,226)
Futures contracts	237,461
Change in Net Unrealized Appreciation (Depreciation)	(1,267,765)
Net Loss on Investments and Futures Contracts	(2,245,031)
Increase in Net Assets From Operations	$3,782,960
See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2024	2023
Operations:
Net investment income	$6,027,991	$5,828,093
Net realized loss	(977,266)	(2,729,569)
Change in net unrealized appreciation (depreciation)	(1,267,765)	7,487,540
Increase in Net Assets From Operations	3,782,960	10,586,064
Distributions to Shareholders From (Note 1):
Total distributable earnings	(5,749,377)	(5,345,161)
Decrease in Net Assets From Distributions to Shareholders	(5,749,377)	(5,345,161)
Increase (Decrease) in Net Assets	(1,966,417)	5,240,903
Net Assets:
Beginning of year	124,683,810	119,442,907
End of year	$122,717,393	$124,683,810
See Notes to Financial Statements.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Financial highlights

For a share of common stock outstanding throughout each year ended December 31:
	2024[1]	2023[1]	2022[1]	2021[1]	2020[1]
Net asset value, beginning of year	$13.11	$12.56	$15.69	$16.23	$15.48
Income (loss) from operations:
Net investment income	0.63	0.61	0.59	0.58	0.58
Net realized and unrealized gain (loss)	(0.24)	0.50	(3.16)	(0.56)	0.78
Total income (loss) from operations	0.39	1.11	(2.57)	0.02	1.36
Less distributions from:
Net investment income	(0.60)	(0.56)	(0.56)	(0.56)	(0.61)
Total distributions	(0.60)	(0.56)	(0.56)	(0.56)	(0.61)
Net asset value, end of year	$12.90	$13.11	$12.56	$15.69	$16.23
Market price, end of year	$12.51	$12.04	$11.58	$15.63	$15.90
Total return, based on NAV[2,3]	3.08%	9.14%	(16.51)%	0.14%	9.11%
Total return, based on Market Price[4]	9.11%	9.05%	(22.56)%	1.88%	6.62%
Net assets, end of year (millions)	$123	$125	$119	$149	$154
Ratios to average net assets:
Gross expenses	0.76%	0.82%	0.77%	0.73%	0.81%
Net expenses[5,6]	0.74	0.80	0.75	0.71	0.79
Net investment income	4.86	4.86	4.39	3.66	3.80
Portfolio turnover rate	29%	14%	17%	18%	41%

[1]	Per share amounts have been calculated using the average shares method.
[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[5]	Reflects fee waivers and/or expense reimbursements.
[6]
The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Investment Grade Income Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$41,646,284	$0 *	$41,646,284
Other Corporate Bonds & Notes	—	71,644,558	—	71,644,558
Sovereign Bonds	—	4,363,992	—	4,363,992
Municipal Bonds	—	1,273,243	—	1,273,243
U.S. Government & Agency Obligations	—	1,033,851	—	1,033,851
Preferred Stocks	—	142,839	—	142,839
Total Long-Term Investments	—	120,104,767	0 *	120,104,767
Short-Term Investments†	$771,867	—	—	771,867
Total Investments	$771,867	$120,104,767	$0 *	$120,876,634
Other Financial Instruments:
Futures Contracts††	$151,900	—	—	$151,900
Total	$923,767	$120,104,767	—	$121,028,534
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$95,390	—	—	$95,390

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.
Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of December 31, 2024, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.
(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the year ended December 31, 2024, the Fund anticipates being subject to an excise tax of approximately $8,000 for the calendar year 2024, all of which was accrued as of December 31, 2024.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company, LLC (“Adviser”), pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets of the Fund up to $30,000,000 and 1% of average net assets of the Fund over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess. The Adviser or its affiliates has also agreed to waive $24,000 annually in Fund operating expenses. This waiver is ongoing and will not be terminated without Board approval.
The Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

During the year ended December 31, 2024, fees waived and/or expenses reimbursed amounted to $24,767, which included an affiliated money market fund waiver of $767.
Western Asset Management Company Limited (“Western London”), as subadviser to the Fund, provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays Western London a fee based on the pro rata assets of the Fund managed by Western London during the month.
Under the terms of an administrative services agreement among the Fund, the Adviser, and Franklin Templeton Fund Adviser, LLC (“FTFA”), the Adviser (not the Fund) pays FTFA a monthly fee of $3,000 (an annual rate of $36,000).
The Adviser, FTFA and Western London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended December 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,815,168	$10,504,189
Sales	25,416,950	9,995,339
At December 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$125,302,466	$2,430,928	$(6,856,760)	$(4,425,832)
Futures contracts	—	151,900	(95,390)	56,510
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2024.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$151,900
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$95,390

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(117,295)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$237,461
During the year ended December 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$20,288,453
Futures contracts (to sell)	10,432,107
5. Distributions subsequent to December 31, 2024
The following distributions have been declared by the Fund’s Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/24/2025	2/3/2025	$0.0515
2/21/2025	3/3/2025	$0.0515
6. Stock repurchase program
On November 20, 2015, the Fund announced that the Fund’s Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance shareholder

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended December 31, 2024, and December 31, 2023, the Fund did not repurchase any shares.
7. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2024. The following transactions were effected in such company for the year ended December 31, 2024.

	Affiliate Value at December 31, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$1,282,190	$20,584,498	20,584,498	$21,094,821	21,094,821

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2024
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$40,182	—	$771,867
8. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$5,749,377	$5,345,161
As of December 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,336,298
Deferred capital losses*	(6,330,585)
Other book/tax temporary differences(a)	(56,510)
Unrealized appreciation (depreciation)(b)	(4,369,322)
Total distributable earnings (loss) — net	$(9,420,119)
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains
(losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.
9. Operating segments
The Fund has adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Fund’s financial position or results of operations.
The Fund operates as a single operating segment, which is an investment portfolio. The Fund’s Investment Adviser serves as the Chief Operating Decision Maker (CODM), evaluating fund-wide results and performance under a unified investment strategy. The CODM uses these measures to assess fund performance and allocate resources effectively. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of assets and liabilities and the Statement of operations, along with the related Notes to the financial statements. The Fund’s portfolio holdings provide details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial highlights.

Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset Investment Grade Income Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Income Fund Inc. (the “Fund”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and broker; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Western Asset Investment Grade Income Fund Inc. 2024 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Investment Grade Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 1 Madison Avenue, 17th Floor, New York, New York 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Audit Committee
Term of office and year service began[1]	Since 2013
Principal occupation(s) during the past five years
Board Member of Excellent Education Development
(since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial
Officer (2009 to 2016) at University of Southern California; and
formerly, Board Member of Great Public Schools Now (2018
to 2022)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	None
Jane F. Dasher
Year of birth	1949
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Western Asset Investment Grade Income Fund Inc.

Independent Directors† (cont’d)
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 1998
Principal occupation(s) during the past five years
President of Tubman Truth Corp. (since 2015); Vice President
(since 2017), Member of the Executive Board (since 2013) and
Member of the International Olympic Committee (since 1986);
and President Emeritus (since 2015) and formerly, President
(1987 to 2015) and Director (1990 to 2015) of LA84 (formerly
Amateur Athletic Foundation of Los Angeles)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	None
Susan B. Kerley
Year of birth	1951
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Investment and Performance Committee
Term of office and year service began[1]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years
Director and Trustee (since 1990) and Chairman (since 2017
and 2005 to 2012) of various series of MainStay Family of Funds
(66 funds); formerly, Chairman of the Independent Directors
Council (2012 to 2014); ICI Executive Committee (2011 to 2014);
and Investment Company Institute (ICI) Board of Governors (2006
to 2014)

Michael Larson
Year of birth	1959
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[3]
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)
Western Asset Investment Grade Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees
Term of office and year service began[1]	Since 2007
Principal occupation(s) during the past five years
Director and Advisor (since 2017) and formerly, Executive Vice
President and Chief Operating Officer (2002 to 2016) of Lowe
Enterprises, Inc. (privately held real estate and hospitality firm);
and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)
William E.B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chair of the Board and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Executive and Contracts Committee
Term of office and year service began[1]	Since 1997
Principal occupation(s) during the past five years
Chairman of Excellent Education Development (since 2000);
formerly, Chairman of Great Public Schools Now (2015 to 2020);
Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt
Disney Concert Hall, Inc. (1998 to 2006)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Western Asset Investment Grade Income Fund Inc.

Independent Directors† (cont’d)
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees and Chair of Governance and Nominating Committee
Term of office and year service began[1]	Since 2004
Principal occupation(s) during the past five years
Corporate Board Member and Advisor (since 2004); formerly,
Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills
(internet innovator in bill presentment/payment space) (1999 to
2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years
Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank
(since 2019); Director of EXL (operations management and
analytics company) (since 2018); formerly, Director of LifeLock,
Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle
Entertainment, Inc. (gaming and hospitality company) (2012 to
2018)

Peter J. Taylor
Year of birth	1958
Position(s) held with Fund	Director and Member of Audit, Executive and Contracts, Investment and Performance and Governance and Nominating Committees, and Coordinator of Alternative Investments
Term of office and year service began[1]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years
Director of Pacific Mutual Holding Company (since 2016);[4] Ralph
M. Parson Foundation (since 2015); Edison International
(since 2011); formerly, Director of 23andMe, Inc. (genetics
and health care services company) (2021 to 2024); Member
of the Board of Trustees of California State University
system (2015 to 2022); and Kaiser Family Foundation (2012
to 2022)

Western Asset Investment Grade Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Interested Director
Ronald L. Olson[5]
Year of birth	1941
Position(s) held with Fund	Director and Member of Investment and Performance Committee
Term of office and year service began[1]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	49
Other board memberships held by Director during the past five years	Director of Berkshire Hathaway, Inc. (since 1997); formerly, Director of Provivi, Inc. (2017 to 2024)

Interested Director and Officer
Jane Trust, CFA[6]
Year of birth	1962
Position(s) held with Fund	Director and Member of Investment and Performance Committee, President and Chief Executive Officer
Term of office and year service began[1]	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 114 funds associated with FTFA or its affiliates (since 2015);
President and Chief Executive Officer of FTFA (since 2015);
formerly, Senior Managing Director (2018 to 2020) and
Managing Director (2016 to 2018) of Legg Mason & Co., LLC
(“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex overseen by Director (including the Fund)[2]	Trustee/Director of Franklin Templeton funds consisting of 114 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Additional Officers
Ted P. Becker
Franklin Templeton 1 Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and year service began[7]	Since 2007
Principal occupation(s) during the past five years
Vice President, Global Compliance of Franklin Templeton
(since 2020); Chief Compliance Officer of FTFA (since 2006);
Chief Compliance Officer of certain funds associated with Legg
Mason & Co. or its affiliates (since 2006); formerly, Director of
Global Compliance at Legg Mason (2006 to 2020); Managing
Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Investment Grade Income Fund Inc.

Additional Officers (cont’d)
Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and year service began[7]	Since 2020
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund	Senior Vice President
Term of office[1] and year service began[7]	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Christopher Berarducci
Franklin Templeton 1 Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund	Treasurer and Principal Financial Officer
Term of office[1] and year service began[7]	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Western Asset Investment Grade Income Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers (cont’d)
Jeanne M. Kelly
Franklin Templeton 1 Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and year service began[7]	Since 2007
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†
Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
1
Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.
2
Each board member also serves as a member of the Boards of Western Asset Inflation-Linked Opportunities & Income Fund, Western Asset Inflation-Linked Income Fund and Western Asset Premier Bond Fund (each a closed-end investment company) and the portfolios of Western Asset Funds, Inc., Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Variable Income Trust and Master Portfolio Trust (each an open-end investment company), which are all considered part of the same fund complex as the Fund.
3
Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all of the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2021, at no time did the value of those investment portfolios exceed 1.0% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.
4
Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.
5
Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
6
Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.
7
Indicates the earliest year in which the officer took such office. Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Investment Grade Income Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
Western Asset Investment Grade Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
1 Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.
Principal Investment Policies and Strategies
The Fund invests at least 80% of its net assets in fixed income securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the Adviser). If a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. In addition, the Fund may invest up to 20% in other fixed income securities, and not more than 25% in securities restricted as to resale.  In addition, convertible bonds and preferred securities may be treated as “fixed income” securities for purposes of the policy and so, if appropriately rated, would qualify for the 80% test. The Fund’s 80% investment policy may be changed by the Board of Directors without shareholder approval upon 60 days’ prior notice to shareholders.
At least 75% of the Fund’s total assets will be invested in the following types of interest-bearing debt securities:
(1) marketable and privately placed straight debt securities which are rated at the time of purchase within the four highest grades assigned by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A or Baa) or S&P Global Ratings (“S&P”) (AAA, AA, A or BBB);
(2) marketable securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;
(3) marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof, acquired under circumstances that would not subject the Fund to payment of U.S. Interest Equalization Tax, such securities not to exceed 25% of the Fund’s total assets;
(4) obligations of, or guaranteed by, U.S. banks or U.S. bank holding companies (i.e., companies whose primary assets are U.S. banks), which obligations, although not rated as a matter of policy by either Moody’s or S&P, are considered by management to have investment quality comparable to securities which may be purchased under item (1) above, provided that investments will not be made in obligations of First Interstate Bancorp, First Interstate Bank of California or any of their subsidiaries; and
(5) commercial paper.
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
The foregoing requirement for 75% of total assets (the “75% policy”) is a fundamental policy of the Fund which may only be changed with the approval of the holders of the Fund’s voting securities as discussed below. In investing up to 75% of the Fund’s total assets in the debt securities (as described above) which are not rated, the Adviser selects securities which, in the opinion of the Adviser, are of a quality comparable to one of the four highest grades of debt securities which are rated.
Up to 25% of the Fund’s total assets may consist of:
(1) interest-bearing debt securities not included in items (1) through (5) above, which include straight debt securities rated below the four highest grades assigned by Moody’s or S&P (although the Adviser does not currently intend to invest in debt securities rated less than B by Moody’s or S&P), which securities lack desirable investment characteristics with assurance of interest and principal payments over any long period of time being small.
(2) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other equity interests; and
(3) preferred stocks.
Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing policy and the 75% policy. The Fund will not invest for the purpose of exercising control or management.
The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).
Subject to certain restrictions, the Fund may leverage its portfolio borrowing from banks or other lending institutions in negotiated transactions and issuing publicly or privately and from time to time, bonds, debentures or notes, in series or otherwise, with such interest rates and other terms and provisions, including conversion rights if deemed advisable, as the Board of Directors of the Fund may from time to time determine, provided that immediately after any such borrowing or issuance the aggregate amount of such indebtedness outstanding would not exceed 20% of the value of the Fund’s total assets. Subject to such limitations as may be specified in applicable margin regulations of the Board of Governors of the Federal Reserve System, amounts so borrowed and securities so issued by the Fund could be secured by a pledge or mortgage, provided that as a result not more than 40% of the value of the Fund’s total assets would be subject in the aggregate to such pledges and mortgages. Borrowings may be for long or short term, and, subject to compliance with applicable legal requirements, including applicable provisions of the 1940 Act, may be evidenced by documented discount notes or other short-term notes of the Fund generically referred to as “commercial paper.”

Western Asset Investment Grade Income Fund Inc.

Subject to certain requirements of the Securities and Exchange Commission (the “SEC”), the Fund may lend its portfolio securities to any broker, dealer or financial institution.
The Fund may invest in asset-backed securities. The Fund may also invest in mortgage-backed securities (“MBS”) such as mortgage pass-through securities, collateralized mortgage obligations and multi-class pass-through securities. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage loans or MBS, and in other types of MBS. The Fund may also invest in mortgage pass-through securities issued by governmental, government-related and private entities which are stripped MBS (“SMBS”).  As new types of MBS are developed and offered to investors, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-backed securities.
The Fund may invest in floating rate, inverse floating rate and index obligations whose interest payments or maturity values float with, or inversely to, an underlying index or price.
The Fund may invest in foreign securities. The Fund may enter into certain foreign currency transactions, including both “spot” purchases and sales, and forward foreign currency contracts. Typically, the Fund would not enter into a forward currency contract with a term of greater than one year, although it may on some occasions do so.
Investment Restrictions
Except as otherwise noted, the Fund’s investment objectives, strategies and investment policies are not fundamental and may be changed by the Board of Directors without the approval of the shareholders. The following investment restrictions are fundamental policies for the protection of the Fund’s shareholders and, subject to compliance with the requirements of the 1940 Act, may only be changed with the approval of the holders of the Fund’s voting securities as specified below and provide that the Fund will not:
1. Issue any senior securities (as defined in the 1940 Act), except in connection with borrowings permitted in Item 2 below or insofar as interest rate futures contracts as permitted by Item 17 below might be considered to be the issuance of a senior security.
2. Borrow any money except (a) as described under “Principal Investment Policies and Strategies” and (b) from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets, provided, however, that without reference to such 5% limitation the Fund may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.
3. Mortgage, pledge or hypothecate its assets except (a) as described under “Principal Investment Policies and Strategies” and (b) that up to 15% of the value of its assets may be security for temporary borrowing, provided, however, that this limitation shall not apply to deposits or similar arrangements made in connection with the entering into and
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
holding of interest rate futures contracts or to the writing of call options in an amount not to exceed 15% of the value of its assets.
4. Act as an underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.
5. Purchase or sell real estate, except that the Fund may purchase or sell securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which own real estate or interests therein.
6. Purchase or sell commodities or commodity contracts, provided that the Fund may enter into and hold interest rate futures contracts and make deposits or have similar arrangements in connection therewith, and the Fund may write listed covered call options and buy and sell put and call options on debt securities in an amount not to exceed 15% of the value of its total assets.
7. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any one issuer.
8. Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.
9. Concentrate its investments in any particular industry; however, it may invest up to 25% of the value of its total assets in the securities of issues in any one industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries.
10. Invest more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof.
11. Purchase or retain the securities of any issuer, if, to the Fund’s knowledge, those officers or directors of the Fund or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.
12. Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Fund’s investment objectives and policies and for loans of portfolio securities subject to compliance with the requirements of the SEC.

Western Asset Investment Grade Income Fund Inc.

13. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, provided that the Fund may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.
14. Participate on a joint or a joint and several basis in any securities trading account.
15. Invest in puts, calls or combinations thereof, provided that the Fund may enter into and hold interest rate futures contracts and make deposits or have similar arrangements in connection therewith, and the Fund may write listed covered call options and buy and sell put and call options on debt securities in an amount not to exceed 15% of the value of its total assets.
16. Make short sales, except for sales “against the box,” provided that the Fund may enter into and hold interest rate futures contracts and may make deposits or have similar arrangements in connection therewith.
17. Enter into and hold any interest rate futures contracts, if, immediately thereafter, the sum of (a) the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales of the Fund and (b) the aggregate purchase prices under open futures contract purchases of the Fund, would exceed 30% of the total assets of the Fund, at market value.
The foregoing fundamental policies may not be changed without approval of the holders of the lesser of (a) 67% of the Fund’s voting securities present at a meeting, if the holders of more than 50% of outstanding voting securities are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding voting securities.
Any investment policy or restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and results therefrom. Securities received upon conversion or upon exercise of warrants and securities remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition.
Principal Risk Factors
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss.
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the common stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your common stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of shares of the Fund’s common stock will depend not upon the Fund’s net asset value but upon whether the market price of the common stock at the time of sale is above or below the investor’s purchase price for the common stock.
Because the market price of the common stock will be determined by factors such as relative supply of and demand for the common stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares of common stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s common stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including futures contracts, options on futures and options based on U.S. Treasury securities, for the purpose of reducing the interest rate sensitivity of the

Western Asset Investment Grade Income Fund Inc.

portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.
• Prepayment Risk. Many issuers have a right to prepay their securities. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s common stock price, its distributions or its overall return.
• Extension Risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.
• Duration Risk. For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Financials Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly.  The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer

Western Asset Investment Grade Income Fund Inc.

a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.
Lower and Unrated Securities Risk. The Fund may invest in below investment grade securities (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Mortgage-backed and Asset-backed Securities Risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Variable and Floating Rate Securities Risk. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Leverage Risk. The value of your investment may be more volatile if the Fund uses leverage through borrowing of money and, under certain circumstances, short sales, futures contracts, and other investment techniques. The Fund’s leveraging strategy may not be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage will cause greater changes in the Fund’s net asset value than if leverage were not used. The Fund will also have to pay interest with respect to its leverage, which may reduce the Fund’s return. This expense may be greater than the Fund’s return on the underlying investments. It is anticipated that interest with respect to leverage will be based on shorter-term interest rates that would be periodically reset. There can be no assurance that the use of leverage will result in a higher yield on the shares. When leverage is employed, the net asset value and market price of the shares and the yield to shareholders will be more volatile. The use of leverage will cause the Fund’s net asset value to fall more sharply in response to increases in interest rates than it would in the absence of the use of leverage. Leverage creates two major types of risks for shareholders: the likelihood of greater volatility of net asset value and market price of the shares because changes in the value of the Fund’s assets, including investments bought with the proceeds from the use of leverage, are borne entirely by the shareholders; and the possibility either that net investment income will fall if the interest and dividend rates on leverage rise or that net investment income will fluctuate because the interest and dividend rates on leverage vary.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as

Western Asset Investment Grade Income Fund Inc.

are U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries.  Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the Fund selling an investment at a disadvantageous time. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Restricted Securities. Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Foreign Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using options and futures contracts on foreign currencies and forward currency contracts (collectively, “Currency Instruments”), on another currency or a basket of currencies, the value of which Western Asset believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.
Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign

Western Asset Investment Grade Income Fund Inc.

governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Futures contracts require the Fund to deposit “initial margin” and may require the Fund to increase the level of its initial margin payment as a result of margin calls. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Portfolio Turnover Risk. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” As a result of the Fund’s investment policies, under certain market conditions the Fund’s turnover rate may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains.
Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transaction costs and could give rise to a greater amount of taxable capital gains.
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Inflation/Deflation Risk. Inflation risk is the risk that the Fund’s assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s portfolio could decline. Shares of common stock and distributions on the shares of common stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy may decline over time--the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
Investment in Other Investment Companies Risk. If the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by Western Asset or its affiliates through waivers).
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Following Russia’s invasion of Ukraine, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the

Western Asset Investment Grade Income Fund Inc.

future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Western Asset Investment Grade Income Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Securities may become “illiquid securities” after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Cybersecurity Risk. Like other funds and business enterprises, the Fund, the Fund’s investment advisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to Fund assets, Fund or customer data (including private stockholder information) or proprietary information, cause the Fund, the manager, the subadviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares of common stock, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. The Fund and the Fund’s investment advisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the Fund and/or the Fund’s investment advisers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the Fund

Western Asset Investment Grade Income Fund Inc.

invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s prospectus, dated March 15, 1973, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.
Western Asset Investment Grade Income Fund Inc.

Dividend reinvestment plan (unaudited)
The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.
If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.
Additional information regarding the plan
The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.
All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.
You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Western Asset Investment Grade Income Fund Inc.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the-counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.
Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.
Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., P.O. Box 43006 Providence, RI 02940-3078, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.
Western Asset Investment Grade Income Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2024:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$12,708
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$12,708
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$3,814,357
Section 163(j) Interest Earned	§163(j)	$6,824,250
Interest Earned from Federal Obligations	Note (1)	$22,147
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Investment Grade Income Fund Inc.

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Western Asset
Investment Grade Income Fund Inc.
Directors
Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Chair
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust
Officers
Jane Trust
President and Chief Executive Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Ted P. Becker
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Investment Grade Income Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment advisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD 21202
Legal counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
New York Stock Exchange Symbol
PAI

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•  Personal information included on applications or other forms;
•  Account balances, transactions, and mutual fund holdings and positions;
•  Bank account information, legal documents, and identity verification documentation; and
•  Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•  Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Income Fund Inc.
Western Asset Investment Grade Income Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102 or visit the Fund’s website at www.franklintempleton.com.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Investment Grade Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
WASX013146 2/25

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2023 and December 31, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $39,384 in December 31, 2023 and $41,747 in December 31, 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2023 and $0 in December 31, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in December 31, 2023 and $10,000 in December 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Investment Grade Income Fund Inc. were $0 in December 31, 2023 and $0 in December 31, 2024.

There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Adviser, LLC (“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Western Asset Investment Grade Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Income Fund Inc., FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Western Asset Investment Grade Income Fund Inc. during the reporting period were $342,635 in December 31, 2023 and $334,889 in December 31, 2024.

(h) Yes. Western Asset Investment Grade Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Investment Grade Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

Peter J. Taylor

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

Copies of proxy statements received with respect to securities in client accounts.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast;
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and
10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;
2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and
3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.
b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.
c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.
d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.
•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.
•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.
3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.
b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).
c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.
b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.
b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.
2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.
3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.
2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.
IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.
2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.
V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Ryan Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Blanton Keh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2021	Co-portfolio manager of the fund; He has been employed by Western Asset as an investment professional for at least the past five years.

Dan Alexander Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2021	Co-portfolio manager of the fund; He has been employed by Western Asset as an investment professional for at least the past five years.

Molly Schwartz Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2024

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2024.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Ryan Brist‡	Other Registered Investment Companies	27	$11.88 billion	None	None
	Other Pooled Vehicles	20	$12.91 billion	None	None
	Other Accounts	125	$49.19 billion	5	$1.36 billion
Michael Buchanan‡	Other Registered Investment Companies	68	$85.47 billion	None	None
	Other Pooled Vehicles	236	$49.05 billion	17	$2.12 billion
	Other Accounts	444	$126.34 billion	16	$9.63 billion
Molly Schwartz‡	Other Registered Investment Companies	4	$1.03 billion	None	None
	Other Pooled Vehicles	7	$2.32 billion	None	None
	Other Accounts	99	$39.54 billion	5	$1.36 billion
Blanton Keh‡	Other Registered Investment Companies	5	$1.23 billion	None	None
	Other Pooled Vehicles	11	$8.11 billion	None	None
	Other Accounts	103	$40.13 billion	5	$1.36 billion
Dan Alexander‡	Other Registered Investment Companies	4	$1.03 billion	None	None
	Other Pooled Vehicles	7	$2.32 billion	None	None
	Other Accounts	100	$39.96 billion	5	$1.36 billion

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company, LLC (“Western Asset”). Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of December 31, 2024:

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2024.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned

Michael C. Buchanan	A
Ryan Brist	A
Molly Schwartz	A
Blanton Keh	A
Dan Alexander	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000

E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2025